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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated June 10, 1998, related to the financial statements of Parsons Electric Co. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        /s/ McGladrey & Pullen, LLP
                                        McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
June 16, 1998